Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of May 6, 2019)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on February 27, 2019 as well as the "Explanation of Non-GAAP Financial Measures".

	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019
Revenue ($000's)
Total GAAP Revenue	$568,128	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306
Growth %	21%	19%	13%	14%	26%	18%	32%	34%	33%	21%	30%	16%

Acquisition-related deferred revenue	(949)	705	945	698	710	3,058	313	103	418	1,056	1,890	224
Total Non-GAAP Revenue	$567,179	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530
Growth %	22%	20%	14%	15%	27%	19%	31%	33%	33%	21%	29%	16%

GAAP On Demand Revenue	$542,531	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519
Growth %	20%	18%	13%	15%	27%	18%	32%	34%	33%	21%	30%	17%

Acquisition-related deferred revenue	(949)	705	945	698	710	3,058	313	103	418	1,056	1,890	224
Non-GAAP On Demand Revenue	$541,582	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743
Growth %	21%	19%	14%	15%	28%	19%	32%	33%	33%	21%	29%	17%

On Premise Revenue	$2,836	$675	$659	$648	$662	$2,644	$650	$606	$593	$571	$2,420	$595
Professional & Other Revenue	$22,761	$6,031	$5,920	$6,832	$6,914	$25,697	$7,351	$8,701	$8,947	$8,352	$33,351	$7,192
Professional and Other	$25,597	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787

Expenses ($000's)
Cost of Revenue
GAAP View	$225,540	$59,353	$63,853	$65,794	$69,135	$258,135	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194
Stock-based expense	(3,310)	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)
Headquarters relocation costs	(2,023)	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$220,207	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863
Depreciation	(11,405)	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)
Adjusted EBITDA View	$208,802	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192

Product Development
GAAP View	$73,607	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897
Stock-based expense	(7,071)	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)
Headquarters relocation costs	(541)	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$65,995	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417
Depreciation	(5,736)	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)
Adjusted EBITDA View	$60,259	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766

Sales & Marketing
GAAP View	$121,706	$31,047	$34,699	$36,802	$37,925	$140,473	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823
Stock-based expense	(11,364)	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)
Asset impairment	-	-	-	-	-	-	-	-	-	(2,720)	(2,720)	-
Headquarters relocation costs	(574)	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$109,768	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473
Depreciation	(2,400)	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)
Adjusted EBITDA View	$107,368	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967

General & Administrative
GAAP View	$85,013	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143
Stock-based expense	(15,107)	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)
Asset impairment and loss on disposal of assets	(497)	(24)	(63)	(385)	(52)	(524)	(942)	(156)	(341)	(574)	(2,013)	(286)
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	-	(4,952)	(4,952)	-
Acquisition-related income (expense)	(363)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)	(519)	257	(2,437)	(29)
Cost related to Hart-Scott-Rodino review process	-	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-	(78)	-	(78)	-
Headquarters relocation costs	(414)	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$68,632	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076
Depreciation	(5,025)	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)
Other (income) expense	(67)	(34)	(18)	(136)	(115)	(303)	(51)	(66)	(58)	(34)	(209)	(1)
Adjusted EBITDA View	$63,540	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429

Profitability ($000's)
GAAP Net Income (Loss)	$16,650	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272
Acquisition-related deferred revenue	(949)	705	945	698	710	3,058	313	103	418	1,056	1,890	224
Depreciation, asset impairment, and loss on disposal of assets	25,813	6,675	6,929	7,331	6,817	27,752	7,818	7,662	9,286	10,445	35,211	8,760
Amortization of product technologies and intangible assets	30,268	7,789	8,227	9,335	14,567	39,918	16,384	17,623	18,684	19,017	71,708	19,350
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	-	4,952	4,952	-
Gain on change in fair value of investment	-	-	-	-	-	-	-	-	-	-	-	(2,600)
Acquisition-related expense (income)	363	1,210	1,354	485	2,508	5,557	1,007	1,168	519	(257)	2,437	29
Cost related to Hart-Scott-Rodino review process	-	481	2,228	5,993	2,310	11,012	-	-	78	-	78	-
Interest expense, net	3,825	1,120	2,804	4,813	6,335	15,072	7,721	8,584	6,874	6,780	29,959	8,581
Income tax (benefit) expense	10,836	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)	683	(618)	(425)	4,647
Headquarters relocation costs	3,552	-	-	-	-	-	-	-	-	-	-	-
Stock-based expense	36,852	10,092	13,876	11,764	10,103	45,835	10,318	13,695	13,479	13,149	50,641	14,913
Adjusted EBITDA	$127,210	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$152,890	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914
% of Total	28%	27%	26%	26%	24%	26%	24%	22%	22%	22%	22%	22%
Y-O-Y growth	11%	11%	8%	8%	10%	9%	12%	12%	12%	11%	12%	10%

Resident Services	$218,097	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804
% of Total	40%	42%	42%	43%	42%	42%	40%	41%	44%	43%	42%	43%
Y-O-Y growth	49%	35%	19%	21%	26%	25%	27%	32%	33%	24%	29%	25%

Leasing and Marketing	$115,556	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401
% of Total	22%	19%	19%	18%	21%	19%	20%	21%	19%	19%	20%	19%
Y-O-Y growth	-3%	-4%	-1%	0%	36%	7%	42%	46%	44%	14%	35%	13%

Asset Optimization	$55,039	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624
% of Total	10%	12%	13%	13%	13%	13%	16%	16%	15%	16%	16%	16%
Y-O-Y growth	18%	39%	47%	46%	66%	50%	78%	61%	59%	42%	59%	12%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$489,478	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943
% of Total	90%	91%	91%	94%	88%	91%	88%	86%	88%	90%	88%	89%
Y-O-Y growth	23%	22%	15%	20%	24%	20%	26%	27%	24%	24%	25%	19%

Transactional	$52,104	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800
% of Total	10%	9%	9%	6%	12%	9%	12%	14%	12%	10%	12%	11%
Y-O-Y growth	5%	0%	10%	-28%	68%	12%	90%	97%	172%	2%	72%	4%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$596,159	$649,017	$708,836	$751,183		$779,446	$837,897	$886,747	$876,637		$912,060
Total ACV Growth (QTD)		13%	18%	25%	33%		31%	29%	25%	17%		17%
Organic ACV Growth (QTD)		11%	11%	11%	11%		10%	11%	12%	10%		10%
Unit Trend (000's)
On Demand Units - Ending		11,112	11,485	12,253	13,003		13,173	15,531	16,073	16,219		16,401
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		96.8%	96.6%	96.2%	96.2%		96.2%	96.4%	96.6%	96.9%		97.1%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$53.65	$56.51	$57.85	$57.77		$59.17	$53.95	$55.17	$54.05		$55.61
Top ACV / RPU
Top 100 ACV ($000's)		$255,262	$269,154	$288,315	$304,601		$319,642	$336,943	$359,144	$366,111		$370,092

Top 100 ACV RPU		$79.59	$84.92	$84.11	$81.78		$85.64	$69.48	$68.61	$68.24		$68.96

Top 50 RPU Clients RPU		$187.48	$182.61	$187.66	$195.30		$201.45	$212.30	$222.23	$225.31		$230.29

Headcount
Total Ending RP Headcount		4,778	5,029	5,231	5,462		5,664	5,958	6,149	6,267		6,330

Total International Headcount (included above)		2,037	2,140	2,206	2,288		2,454	2,558	2,618	2,686		2,773
% International Headcount		43%	43%	42%	42%		43%	43%	43%	43%		44%